[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit 10.1 FINAL AMENDMENT NO. ONE TO CODESHARE AGREEMENT THIS AMENDMENT NUMBER ONE TO THE CODESHARE AGREEMENT (the “Amendment One”), dated as of May 22, 2018, is between Frontier Airlines, Inc. (“Frontier”), a corporation organized under the laws of Colorado, having its principal place of business at 4545 Airport Way, Denver, Colorado, 80239 United States of America, and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (“Volaris”), a company organized under the laws of Mexico having its principal office at Antonio Dovalí Jaime No. 70, Torre B, Pisa 13, Colonia Zedec Santa Fe, 01210, Álvaro Obregón, Ciudad de México, México, each of Frontier or Volaris may be referred to as a “Party” and may collectively be referred to as the “Parties” or as the “Carriers”. WHEREAS, the Carriers have entered into that certain codeshare agreement dated January 16th , 2018 (the “Codeshare Agreement”) with respect to scheduled passenger air transportation services operated over one or more city pair routes served by the Carriers. WHEREAS, the Carriers have agreed, subject to the terms and conditions hereof, to amend the Codeshare Agreement to include the marketing of routes served by either Carrier, and certain other modifications, as more fully set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Frontier and Volaris hereby agree as follows: 1. DEFINITIONS. Terms defined in the Codeshare Agreement shall have the same meanings herein unless otherwise defined herein or unless the context clearly requires otherwise. 2. AMENDMENTS TO THE CODESHARE AGREEMENT 2.1 Codeshare Agreement Article 2. Section 2.1 of the Codeshare Agreement is hereby amended by inserting the following new paragraph at the end of said Section 2.1: “A full list of the Codeshare Routes, as of the date hereof, is detailed in Schedule G to this Agreement.” 2.2 Codeshare Agreement Article 7. Section 7.9 of the Codeshare Agreement is hereby amended by deleting said Section 7.9 in its entirety and replacing it with the following: “7.9 Reconciliation of already flown segments shall be made during the [***] after the Revenue Accounting system has been closed for the appropriate fly month. If either of the Parties sell a Codeshare Flight in a different currency than United States of America dollars, the Carrier will use the exchange rate of the [***] as published by [***], in order to pay to the other party in United States of America dollars.” 2.3 Codeshare Agreement Schedule G. The following new Schedule G (Codeshare Routes) shall be added to the Codeshare Agreement, as set forth in Annex A hereto. 3. EFFECTIVE DATE. This Amendment One shall become effective on the date written above (“Effective Date”). 4. Except as modified by this Amendment One, all other terms and conditions set forth in the Codeshare Agreement shall remain in full force and effect and are hereby reaffirmed. In the event of any conflict or discrepancy between the Codeshare Agreement and this Amendment One, the terms and conditions of this Amendment One shall prevail. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

/s/ Howard Diamond General Counsel & Secretary 5/23/18 /s/ Carlos A. Gonzalez Corporate Control & Compliance Director /s/ José Luis Suárez Durán Sr. Vice President and COO 05/22/2018 05/22/2018 IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Amendment Two as of the date first written above. Frontier Airlines, Inc. Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. By: Title: Date: By: Title: Date: By: Title: Date: [Signature page for Amendment One to the Codeshare Agreement between Frontier Airlines, Inc. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.]

FINAL ANNEX A TO AMENDMENT ONE TO THE CODESHARE AGREEMENT SCHEDULE G CODESHARE ROUTES